Exhibit 10.1

AMENDMENT NO. 2

Dated as of December 27, 2013

to

CREDIT FACILITY LOAN AGREEMENT

Dated as of May 8, 2012

THIS AMENDMENT NO. 2 (“Amendment”) is made as of December 27, 2013, by and among PROPEL FINANCIAL SERVICES, LLC, a Texas limited liability company (“Borrower”), the financial institutions listed on the signature pages hereof (the “Banks”) and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (in such capacity, “Agent”) under that certain Credit Facility Loan Agreement dated as of May 8, 2012, by and among the Borrower, the Banks and the Agent, as amended by the Amendment No. 1 to Credit Facility Loan Agreement dated as of February 7, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested a Facility Increase pursuant to Section 2.16 of the Credit Agreement;

WHEREAS, the Banks and the Agent have agreed to such Facility Increase on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Banks and the Agent have agreed to enter into this Amendment.

1.     Amendments to Agreement. Effective as of the date hereof, the Credit Agreement is amended as follows:

(a)    Section 1.1 of the Credit Agreement is further amended to amend and restate the definitions of “Committed Sum”, “Eligible Tax Lien”, “Notes Receivable”, “Revolving Loan”, “Revolving Note”, “Security Agreement”, and “Specified Percentage” and to add a definition of “Field Audit” as set forth therein in their entirety as follows:

“ “Committed Sum” means, in the aggregate, the sum of $200,000,000.00, or less as the same may be reduced in accordance with the terms of this Agreement.”

“ “Eligible Tax Lien” means, a tax lien, properly perfected in accordance with applicable law, (a) on real property located in the State of Arizona, and (b) acquired, directly or indirectly, from governmental taxing authorities by a Credit Party.”

“ “Field Audit” is defined in Section 6.13 hereof.”

“ “Notes Receivable” means the promissory notes, negotiable instruments and other writings that (a) evidence a right to the payment of a monetary obligation payable to a Credit Party, whether now owned or hereafter made, originated or acquired by a Credit Party and (b) (i) are secured by a lien and security interest in real property located in the State of Texas (with such lien and security interest having been properly perfected in accordance with applicable law), or (ii) were acquired prior to the date hereof and are listed and described on Schedule Three hereof.”

“ “Revolving Loan” means the $200,000,000.00 revolving line of credit loan made pursuant to this Agreement.”

“ “Revolving Note” means, individually and collectively, the following:

(a)     the Revolving Promissory Note dated as of December 27, 2013, in the original principal amount of $49,000,000.00, executed by Borrower and payable to the order of TCB, and all amendments, extensions, renewals, replacements, increases, and modifications thereof;

(b)     the Revolving Promissory Note dated as of December 27, 2013, in the original principal amount of $37,500,000.00, executed by Borrower and payable to the order of Amegy, and all amendments, extensions, renewals, replacements, increases, and modifications thereof;

(c)     the Revolving Promissory Note dated as of December 27, 2013, in the original principal amount of $34,000,000.00, executed by Borrower and payable to the order of BOT, and all amendments, extensions, renewals, replacements, increases, and modifications thereof;

(d)     the Revolving Promissory Note dated as of December 27, 2013, in the original principal amount of $34,375,000.00, executed by Borrower and payable to the order of City Bank, and all amendments, extensions, renewals, replacements, increases, and modifications thereof;

(e)     the Revolving Promissory Note dated as of December 27, 2013, in the original principal amount of $28,125,000.00, executed by Borrower and payable to the order of Lone Star, and all amendments, extensions, renewals, replacements, increases, and modifications thereof; and

(f)     the Revolving Promissory Note dated as of December 27, 2013, in the original principal amount of $17,000,000.00, executed by Borrower and payable to the order of Green Bank, and all amendments, extensions, renewals, replacements, increases, and modifications thereof.”

“ “Security Agreement” means each Security Agreement executed by a Credit Party in favor of Agent, in form and substance satisfactory to Agent, as the same may be amended, restated, supplemented or modified from time to time.”

“ “Specified Percentage” means, as to any Bank, for Advances made to Borrower out of the Committed Sum and the definition of “Majority Banks”, the percentage as agreed among the Agent and the Banks, initially as follows:

Bank	Specified Percentage
TCB	24.5000%
Amegy	18.7500%
BOT	17.0000%
City Bank	17.1875%
Lone Star	14.0625%
Green Bank	8.5000%

Notwithstanding the foregoing, the percentage of the aggregate amount of outstanding Advances hereunder, both before and after giving effect to any Facility Increase, funded by and owed solely to the Agent (and not to any participating lender or other participating financial institution) shall be no less than the percentage of the aggregate amount of outstanding Advances (again, both before and after giving effect to any Facility Increase) funded by and owed to any other Bank hereunder.

(b)     Section 6.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“6.3   Payment of Debts. Borrower will, and will cause each Credit Party to, pay or cause to be paid all of its Debt prior to the date on which penalties attach thereto (except to the extent and so long as the payment thereof is being properly contested in good faith and diligently prosecuted by appropriate proceedings and adequate reserves have been established therefor).”

(c)     Section 6.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“6.4   Taxes. Borrower will, and will cause each Credit Party to, promptly pay or cause to be paid when due (for the account of Agent, where appropriate) any and all Taxes due by each of the Credit Parties, including, without limitation, all taxes, duties, fees, levies and other charges of whatsoever nature which have been or may be imposed by any government or by any department, agency, state, other political subdivision or taxing authority thereof or therein; provided that a Credit Party shall not be required to pay and discharge any such Taxes or charges so long as the validity thereof shall be contested in good faith and diligently prosecuted by appropriate proceedings and the applicable Credit Party shall set aside on its books adequate reserves with respect thereto and shall pay any such Taxes or charge before the property subject thereto shall be sold to satisfy any lien which has attached as security therefor.”

(d)     Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“6.13  Field Audit. Within sixty (60) days after the last day of each calendar quarter, beginning with the quarter ending December 31, 2013, and at such other times as Agent may reasonably request in writing following any change in circumstances that the

Agent reasonably believes may have an adverse impact (other than an immaterial impact) on the Collateral, Borrower shall, and shall cause each of the Credit Parties to, permit representatives of Agent, at the expense of Borrower, to inspect and conduct an audit of all of the Credit Parties’ assets, properties, books and records (including the Notes Receivable and Eligible Tax Liens) (each a “Field Audit”). Each Field Audit shall be consistent in scope with the Field Audit performed as of September 30, 2013, and Agent shall not modify of amend the scope of any Field Audit in any material respect without first obtaining the written consent of the Super-Majority Banks.”

(e)     Section 7.6 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“7.6     Loans and Investments. Borrower will not, and will not permit any other Credit Party to, make any advance, loan, extension of credit, or capital contribution to or investment in, or purchase, any stock, bonds, notes, debentures, or other securities of, any Person (collectively, “Investments”), except:

(a)     Notes Receivable and portfolios of Notes Receivable;

(b)     Eligible Tax Liens and portfolios of Eligible Tax Liens;

(c)     readily marketable direct obligations of the United States of America or any agency thereof with maturities of one year or less from the date of acquisition;

(d)     depository accounts maintained at a commercial bank operating in the United States of America having capital and surplus in excess of $50,000,000.00;

(e)     Investments in other Credit Parties; and

(f)     Investments in Subsidiaries not constituting Credit Parties, provided that each Investment in a Subsidiary not constituting a Credit Party shall not exceed $50,000.00 and the aggregate outstanding Investments in Subsidiaries not constituting Credit Parties shall not exceed $250,000.00 at any time;

provided, however, the preceding is not intended to prohibit nominal loans by the Credit Parties, taken as a whole, to one or more of their employees as long as the outstanding principal amount of such loans, taken as a whole, does not exceed $20,000.00 in the aggregate at any one time.”

(f)     Section 7.14. A new Section 7.14 of the Credit Agreement is hereby added as follows:

7.14     Collateral. Borrower will not, and will not permit any other Credit Party to, allow any of the Collateral to secure or be assigned or pledged to any Debt other than the Loan. Borrower will not, and will not permit any other Credit Party to, commingle any Notes Receivable, Eligible Tax Liens, or any payments thereof or proceeds therefrom, with any notes, tax liens, payments or proceeds held or received by any Affiliate or Subsidiary of Parent Guarantor or by Borrower (or any other Credit Party) as a loan servicer for any such Affiliate or Subsidiary of Parent Guarantor. Borrower will not, and will not permit any other Credit Party to, use Borrower’s vault (or other location acceptable to Agent to secure the Collateral) to hold any notes, tax liens, payments or proceeds other than the Notes Receivable, Eligible Tax Liens, and any payments thereof or proceeds therefrom.

(g)     Section 9.8 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“9.8    Failure to Properly Secure Collateral. The failure of Borrower or any Obligated Party to keep the Collateral, including any Notes Receivable or Eligible Tax Liens, consisting of promissory notes, negotiable instruments or other writings secure in Borrower’s vault or other location acceptable to Agent, except as otherwise required in the ordinary course of the Borrower’s or such Obligated Party’s business and management of such Collateral.”

(h)     Annex A. Annex A to the Credit Agreement is hereby amended and restated in its entirety as follows:

ANNEX A

ADDITIONAL CREDIT PARTIES

RioProp Ventures, LLC, a Texas limited liability company

BNC Retax, LLC, a Texas limited liability company

RioProp Holdings, LLC, a Texas limited liability company

Bayfront Investment LLC, a Delaware limited liability company

Fireside Funding LLC, a Delaware limited liability company

Snowcap Financial LLC, a Delaware limited liability company

Desert Tree Capital LLC, a Delaware limited liability company

Green Meadow Financial LLC, a Delaware limited liability company

(i)     Subsidiaries. The “Subsidiaries” portion of Schedule Two to the Credit Agreement is hereby amended and restated in its entirety as follows:

Subsidiaries

RioProp Holdings, LLC, a Texas limited liability company

Bayfront Investment LLC, a Delaware limited liability company

Fireside Funding LLC, a Delaware limited liability company

Snowcap Financial LLC, a Delaware limited liability company

Desert Tree Capital LLC, a Delaware limited liability company

Green Meadow Financial LLC, a Delaware limited liability company

2.     Effective Date. This Amendment shall become effective as of the first date upon which the Agent shall have received counterparts of the Amendment duly executed by the Borrower, Guarantors, each Bank and the Agent.

3.     Conditions. The following are conditions to this Amendment and must be satisfied prior to any funding of the Facility Increase:

(a)     Agent has received a Field Audit of each Credit Party’s assets, properties, books and records (including the Notes Receivable and Eligible Tax Liens) as of September 30, 2013, in form and content acceptable to Agent and Super-Majority Banks.

(b)     Agent has received a UCC financing statement search on each Credit Party with results acceptable to Agent and Super-Majority Banks.

(c)     Borrower shall pay to Agent, for the ratable account of the Banks, an additional Origination Fee in an amount equal to 0.25% [25 bps] of the Facility Increase, or $100,000.00.

(d)     Borrower, Guarantors, each Bank and Agent have executed and delivered to Agent this Amendment and any documents to be executed and delivered in connection herewith.

(e)     Each of Bayfront Investment LLC, Fireside Funding LLC, Snowcap Financial LLC, Desert Tree Capital LLC, and Green Meadow Financial LLC, all Delaware limited liability companies, has executed and delivered to Agent a Guaranty and a Security Agreement, each in form and content acceptable to Agent.

(f)     Borrower has caused Bank of America to execute and deliver to Agent a blocked account control agreement (with shifting control), in form and content acceptable to Agent, with respect to Borrower’s lockbox account at Bank of America for the payment of the Notes Receivable and Eligible Tax Liens.

(g)     Borrower has paid all expenses incurred by Agent in connection with this transaction, including UCC search fees, other out-of pocket costs, and legal fees and expenses of counsel to Agent incurred in connection with the preparation and negotiation of this Amendment and any documents executed and delivered in connection herewith.

(h)     Borrower has provided Agent with the appropriate certificates and documents evidencing the organization, existence, good standing and authority of Borrower and each Guarantor, including copies of organizational documents and a resolution or consent authorizing the execution and delivery of this Amendment and other documents executed in connection herewith.

(i)     Borrower has provided Agent such other items as Agent may reasonably require.

4.     Representations and Warranties. Borrower represents to Agent and the Banks that, as of the date of this Amendment and after giving effect to the provisions hereof, (a) the representations and warranties set forth in the Credit Agreement and each of the other Loan Documents to which it is a party are true and correct in all material respects as if made on and as of the date hereof (other than those representations and warranties expressly limited by their terms to a specific date), (b) no Event of Default has occurred and is continuing, and (c) no event has occurred since the date of the most recent financial statements delivered pursuant to the Credit Agreement that has caused a Material Adverse Effect in the financial condition of Borrower.

5.     Further Assurances. Borrower agrees that it shall, upon request of Agent, duly execute and deliver, or cause to be duly executed and delivered, to Agent such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of Agent to carry out the provisions and purposes of this Amendment.

6.     No Claim, Cause of Action or Defense. Borrower agrees that no facts, events, status or conditions presently exist which, either now or with the passage of time or the giving of notice or both, presently constitute or will constitute a basis for any claim or cause of action against Agent or the Banks or any defense to the payment of any of the indebtedness evidenced or to be evidenced by any of the Loan Documents.

7.      Reference to and Effect on the Credit Agreement.

(a)     Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)     Each of the Loan Documents is hereby amended and modified to the extent necessary to give full force and effect to the terms of this Amendment, and each of such Loan Documents shall hereafter be construed and interpreted after giving full force and effect to the terms of this Amendment.

(c)     Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(d)     Other than as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Banks, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

8.      Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Texas. This Amendment has been entered into in Bexar County, Texas and shall be performable for all purposes in Bexar County, Texas.

9.      Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

10.     Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

PROPEL FINANCIAL SERVICES, LLC, as the Borrower

By:	/s/ Paul Grinberg
Name: Paul Grinberg
Title: Treasurer

Signature Page

Amendment No. 2 to Credit Facility Loan Agreement

Propel Financial Services, LLC

GUARANTOR JOINDER PAGE

Guarantors consent to the modification and amendment of the Credit Agreement evidenced by this Amendment. The Guaranty Agreements executed by Guarantors shall continue in full force and effect, and are hereby ratified and confirmed by Guarantors in all respects.

ENCORE CAPITAL GROUP, INC., a Delaware corporation

By:	/s/ Paul Grinberg
Name: Paul Grinberg
Title: Executive Vice President, Chief
Financial Officer, and Treasurer

RIOPROP VENTURES, LLC, a Texas limited liability company

By:	/s/ Paul Grinberg
Name: Paul Grinberg
Title: Treasurer

BNC RETAX, LLC, a Texas limited liability company

By:	/s/ Paul Grinberg
Name: Paul Grinberg
Title: Treasurer

RIOPROP HOLDINGS, LLC, a Texas limited liability company

By:	/s/ Paul Grinberg
Name: Paul Grinberg
Title: Treasurer

Signature Page

Amendment No. 2 to Credit Facility Loan Agreement

Propel Financial Services, LLC

BAYFRONT INVESTMENT LLC, a Delaware limited liability company

By:	/s/ Paul Grinberg
Name: Paul Grinberg
Title: Treasurer

FIRESIDE FUNDING LLC, a Delaware limited liability company

By:	/s/ Paul Grinberg
Name: Paul Grinberg
Title: Treasurer

SNOWCAP FINANCIAL LLC, a Delaware limited liability company

By:	/s/ Paul Grinberg
Name: Paul Grinberg
Title: Treasurer

DESERT TREE CAPITAL LLC, a Delaware limited liability company

By:	/s/ Paul Grinberg
Name: Paul Grinberg
Title: Treasurer

GREEN MEADOW FINANCIAL LLC, a Delaware limited liability company

By:	/s/ Paul Grinberg
Name: Paul Grinberg
Title: Treasurer

Signature Page

Amendment No. 2 to Credit Facility Loan Agreement

Propel Financial Services, LLC

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Bank

By:	/s/ David Pope
Name: David Pope
Title: President

AMEGY BANK NATIONAL ASSOCIATION, as a Bank

By:	/s/ Amanda R. McChesney
Name: Amanda R. McChesney
Title: Vice President

BOKF, National Association, as a Bank

By:	/s/ Michael Rodgers
Name: Michael Rodgers
Title: Senior Vice President

CITY BANK, as a Bank

By:	/s/ Stan Mayfield
Name: Stan Mayfield
Title: Overton Branch President

LONE STAR NATIONAL BANK, as a Bank

By:	/s/ Raymond Cisneros
Name: Raymond Cisneros
Title: Executive Vice President and CCO

GREEN BANK, N.A., as a Bank

By:	/s/ Ryan Craig
Name: Ryan Craig
Title: Vice President

Signature Page

Amendment No. 2 to Credit Facility Loan Agreement

Propel Financial Services, LLC